                                                                      EXHIBIT 24





                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                                                 /s/  A. ROBERT ABBOUD
                                                 ---------------------
                                                      A. Robert Abboud

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1995.





                                                /s/ JAMES W. COZAD
                                                ------------------
                                                    James W. Cozad

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                                                 /s/ JAMES A. HENDERSON
                                                 ----------------------
                                                     James A. Henderson

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of January, 1995.





                                           /s/ ROBERT B. MCKERSIE
                                           ----------------------
                                               Robert B. McKersie

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 1995.





                                            /s/ MAURICE S. NELSON, JR.
                                            --------------------------
                                                Maurice S. Nelson, Jr.

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 1995.





                                                   /s/ DONALD S. PERKINS
                                                   ---------------------
                                                       Donald S. Perkins

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                                                      /s/ JOSHUA I. SMITH
                                                      -------------------
                                                          Joshua I. Smith

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                                              /s/ NANCY H. TEETERS
                                              --------------------
                                                  Nancy H. Teeters

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland
Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifing and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 1995.





                                                   /s/ RAYMOND C. TOWER
\                                                  --------------------
                                                       Raymond C. Tower

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1995.





                                                    /s/ ARNOLD R. WEBER
                                                    -------------------
                                                        Arnold R. Weber